77Q1(e)(2)

Amendment No. 2 to the Management Agreement with American Century Investment Management, Inc., effective as of November 26, 2014  (filed electronically as Exhibit (d)(5) to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on September 3, 2014, File No. 33-79482 and incorporated herein by reference).